EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Winmark Corporation (the “Company”) on Form 10-Q for the quarter ended June 25, 2011 as filed with the Securities and Exchange Commission (the “Report”), I, John L. Morgan, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Winmark Corporation and will be retained by Winmark Corporation and furnished to the Securities and Exchange Commission upon request.

Date: July 25, 2011	/s/ John L. Morgan
John L. Morgan Chief Executive Officer